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                                                                    Exhibit 23.2


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Network Publishing, Inc.:

As independent public accountants, we hereby consent to the use of our report dated December 21, 1999 and to all references to our Firm included in this Registration Statement on Form S-1.





                            /s/ Arthur Andersen LLP
                            ARTHUR ANDERSEN LLP




Salt Lake City, Utah
May 15, 2000